                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                          PURSUANT TO SECTION 13 OF THE

                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 24, 1996

                          DISCOVER CARD MASTER TRUST I
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

  DELAWARE                           0-23108                  NOT APPLICABLE
 (STATE OF                         (COMMISSION                (IRS EMPLOYER
ORGANIZATION)                     FILE NUMBER)              IDENTIFICATION NO.)

C/O GREENWOOD TRUST COMPANY
12 READ'S WAY
NEW CASTLE, DELAWARE                                               19720
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                         (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (302) 323-7184

FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT:  NOT APPLICABLE

ITEM 5.        OTHER EVENTS

               SERIES 1996-5. ON JULY 24, 1996, $819,188,676 AGGREGATE PRINCIPAL AMOUNT OF SERIES 1996-5 FLOATING RATE CLASS A CREDIT CARD PASS-THROUGH CERTIFICATES AND $43,116,000 AGGREGATE PRINCIPAL AMOUNT OF SERIES 1996-5 FLOATING RATE CLASS B CREDIT CARD PASS-THROUGH CERTIFICATES OF DISCOVER CARD MASTER TRUST I WERE ISSUED PURSUANT TO THE POOLING AND SERVICING AGREEMENT, DATED AS OF OCTOBER 1, 1993, BETWEEN GREENWOOD TRUST COMPANY AS MASTER SERVICER, SERVICER AND SELLER AND FIRST BANK NATIONAL ASSOCIATION (SUCCESSOR TRUSTEE TO BANK OF AMERICA ILLINOIS, FORMERLY CONTINENTAL BANK, NATIONAL ASSOCIATION) AS TRUSTEE, AS AMENDED, AND THE SERIES SUPPLEMENT, DATED AS OF JULY 24, 1996, FOR SERIES 1996-5 BETWEEN GREENWOOD TRUST COMPANY AS MASTER SERVICER, SERVICER AND SELLER AND FIRST BANK NATIONAL ASSOCIATION AS TRUSTEE.

               DISCOVER CARD PORTFOLIO INFORMATION. ON OR ABOUT JULY 22, 1996, THE REGISTRANT MADE AVAILABLE THE DISCOVER CARD PORTFOLIO INFORMATION FOR THE SIX MONTHS ENDED JUNE 30, 1996, WHICH IS ATTACHED AS EXHIBIT 99.1 HERETO.

ITEM 7.       EXHIBITS

EXHIBIT NO.   DESCRIPTION

EXHIBIT 4.1 SERIES SUPPLEMENT WITH RESPECT TO SERIES 1996-5 BETWEEN GREENWOOD TRUST COMPANY AS MASTER SERVICER, SERVICER AND SELLER AND FIRST BANK NATIONAL ASSOCIATION AS TRUSTEE, INCLUDING FORM OF CLASS A CERTIFICATE AND FORM OF CLASS B CERTIFICATE, DATED AS OF JULY 24, 1996.

EXHIBIT 99.1 DISCOVER CARD PORTFOLIO INFORMATION FOR THE SIX MONTHS ENDED JUNE 30, 1996.

                               PAGE 2 OF 79 PAGES
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                                   SIGNATURES

         PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

                                 DISCOVER CARD MASTER TRUST I
                                    (REGISTRANT)

                                 BY:  GREENWOOD TRUST COMPANY
                                      (ORIGINATOR OF THE TRUST)

DATE: JULY 24, 1996              BY:  /s/ John J. Coane
                                      -----------------------------
                                         JOHN J. COANE
                                         VICE PRESIDENT, DIRECTOR OF ACCOUNTING
                                         AND TREASURER



                              PAGE 3 OF 79 PAGES
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                                INDEX TO EXHIBITS


EXHIBIT        DESCRIPTION                                                         PAGE
- -------        -----------                                                         ----
EXHIBIT 4.1    SERIES SUPPLEMENT WITH RESPECT TO SERIES 1996-5 BETWEEN GREENWOOD    ___
               TRUST COMPANY AS MASTER SERVICER, SERVICER AND SELLER AND FIRST
               BANK NATIONAL ASSOCIATION AS TRUSTEE, INCLUDING FORM OF CLASS A
               CERTIFICATE AND FORM OF CLASS B CERTIFICATE, DATED AS OF JULY 24,
               1996.

EXHIBIT        DISCOVER CARD PORTFOLIO INFORMATION FOR THE SIX MONTHS ENDED JUNE
99.1           30, 1996.




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